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                                                                 EXHIBIT 10.38

                                AMENDMENT TO THE
                         METROPOLITAN LIFE SUPPLEMENTAL
                      AUXILIARY SAVINGS AND INVESTMENT PLAN

         The METROPOLITAN LIFE SUPPLEMENTAL AUXILIARY SAVINGS AND INVESTMENT PLAN ("Plan") is hereby amended as follows:

1.       The first paragraph of the Plan is hereby amended as follows:
         "Metropolitan Life Insurance Company and Texas Life Insurance Company, with respect to its own employees, and MetLife Group, Inc., for whom all obligations under this Plan for its employees are allocated between Metropolitan Life Insurance Company and MetLife Group, Inc. in the manner agreed between such parties, hereby continue in force and effect, as restated and amended by this instrument, effective January 1, 2003, the Metropolitan Life Supplemental Auxiliary Savings and Investment Plan (the Plan), which was first established effective January 1, 1996."

2.       This amendment is effective January 1, 2003.

                                             METROPOLITAN LIFE INSURANCE COMPANY
Date

__________________                           ___________________________________
Witness

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                                             METLIFE GROUP, INC.
Date

__________________                           ___________________________________
Witness

__________________                           TEXAS LIFE INSURANCE COMPANY
Date

__________________                           ___________________________________
Witness

2.

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